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                                                                   Exhibit 99.18

                                                                November 9, 2005

Vista.com, Inc.
8440 154th Ave. NE
Redmond, WA 98052

Attention: John Wall, Chief Executive Officer

Source Energy Corporation
3040 Granite Meadow Lane
Sandy, Utah 84092

Re: Indemnity Agreement ("AGREEMENT") respecting Section 1.3(b) of the Agreement and Plan of Merger ("MERGER AGREEMENT"), among Vista.com, Inc., a Washington corporation ("VISTA"), Vista Acquisition Corp., a Washington corporation ("MERGER SUBSIDIARY"), and Source Energy Corporation, a Utah corporation ("SOURCE"); and payment of the aggregate sum of $300,000 and issuance of 500,000 shares of Common Stock of Vista ("VISTA COMMON STOCK") to Jenson Services, Inc., a Utah corporation ("JENSON SERVICES") and/or Craig Carpenter ("CARPENTER").

Gentlemen:

     In partial consideration of the Closing (as defined in the Merger Agreement), in connection with which (a) Jenson Services will be issued 350,000 shares of Vista common stock (70,000 shares of which Jenson Services has directed be paid to Leonard W. Burningham), plus the additional sum of $150,000 ($25,000 of which has already been paid to Jenson Services, receipt of which is hereby acknowledged); and (b) Carpenter will be issued 150,000 shares of Vista common stock, plus the additional sum of $150,000, Jenson Services and Carpenter hereby jointly and severally agree to pay and indemnify and hold Source and Vista harmless from and against: (i) any and all manners of actions, causes of action, suits, debts, liabilities, sums of money, accounts, covenants, controversies, agreements, promises, damages, judgments, executions, costs, expenses, rights, claims or demands whatsoever of Source or against Source existing at the date of Closing or arising out of any action or inaction of Source or its officers, directors, principal shareholders, employees or agents, at law or in equity, existing on or at any time before the date of Closing or thereafter arising, whether anticipated or unanticipated, known or unknown, contingent or non-contingent, liquidated or non-liquidated, including without limitation, (x) any and all attorney fees owing to Leonard W. Burningham, Branden T. Burningham and Bradley C. Burningham, and (x) any and all accountant fees owing to Mantyla McReynolds, but (y) excluding the $75,000 currently owed to Carpenter; as well as (ii) any liabilities (of any nature or type whatsoever) arising out of or in connection with breach of the covenants or representations and warranties of Carpenter or Jenson Services contained in this Agreement (matters described in clauses (i) and (ii), collectively the "LIABILITIES"). In further consideration of the indemnification obligations of Jenson Services and Carpenter (as contemplated hereunder), the above-described shares of Vista common stock to be granted to Jenson Services, Carpenter and Leonard W. Burningham will be entitled to certain registration

                                                               EXECUTION VERSION

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rights; provided, that Jenson Services and Messrs. Carpenter and Burningham each become a party to that certain Registration Rights Agreement dated June 6, 2005, by and among Vista and the parties listed therein (the "REGISTRATION RIGHTS AGREEMENT"), by executing and delivering to Vista a counterpart signature page thereto, and thereupon such shares of Vista common stock so issued shall be deemed "REGISTRABLE SECURITIES" thereunder in accordance with Section 2.2(b) of the Registration Rights Agreement.

     Each of Jenson Services and Carpenter hereby represents and warrants to Vista that (i) the information contained in the reports and/or registration statements of Source that have been filed with the Securities and Exchange Commission (the "SEC REPORTS") as of the date hereof, and (ii) Source's representations and warranties set forth in Article 3 of the Merger Agreement, are true, correct and complete in all material respects and do not contain any misstatement of a material fact or omit to state a material fact required or necessary to be stated in order to make the statements made therein not misleading.

     1. Jenson Services and Carpenter hereby agree jointly and severally to indemnify and hold Vista, its officers, directors, employees, attorneys, and agents and each person, if any, who controls Vista within the meaning of Section 15 of the Securities Act of 1933, as amended (the "SECURITIES ACT") or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the shareholders of Vista and, following the Closing, Source and all of its then officers, directors, employees and agents and each person, if any, who then controls Source within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, harmless from and against any and all Liabilities.

     2. In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant hereto (the "INDEMNIFIED Party"), the Indemnified Party shall promptly notify Jenson Services or Carpenter in writing. A delay in giving notice shall only relieve Jenson Services or Carpenter of liability to the extent Jenson Services or Carpenter suffers actual prejudice because of the delay. Jenson Services and Carpenter shall have the right, at its or his option and expense, to participate in the defense of such a proceeding or claim, but not to control the defense, negotiation or settlement thereof, which control shall at all times rest with the Indemnified Party. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such proceeding or claim.

     3. The parties agree that all of the representations, warranties, covenants and indemnification obligations of Jenson Services and Carpenter contained herein shall survive the Closing for a period of one (1) year and shall thereafter be of no further force or effect (the "INDEMNIFICATION PERIOD"). In the event that any claim for indemnification under this Agreement shall have been given within the Indemnification Period, the representations and warranties that are the subject of such indemnification claim shall survive until such time as such claim is finally

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          resolved. Notwithstanding anything to the contrary herein, any claim relating to fraud or intentional misrepresentation shall also survive the Closing and continue in full force and effect until expiration of any applicable statute of limitation. The representations, warranties, covenants and agreements contained in this Agreement or any certificate, schedule, document or other writing delivered pursuant hereto, shall not be affected by any investigation, verification or examination by Source or by any other person.

     4. At any time, and from time to time, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to carry out the intent and purposes of this Agreement.

     5. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     6. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

     If to Jenson Services: 4685 South Highland Dr., #202
                            Salt Lake City, Utah 84117

     If to Craig Carpenter: 3040 Granite Meadow Lane
                            Sandy, Utah 84092

     If to Vista:           8644 154th Ave. NE
                            Redmond, WA 98052

     If to Source:          8644 154th Ave. NE
                            Redmond, WA 98052

     7. This Agreement, and the provisions of the Merger Agreement referenced herein, constitute the entire agreement between the parties and supersede and cancel any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the specific subject matter hereof.

     8. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of laws.

     9. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

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     10.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11. In the event of default hereunder by either party, the prevailing party in any proceeding to enforce this Agreement shall be entitled to recover attorney's fees and costs and such other damages as may have been caused by the default of the defaulting party; and the parties hereby irrevocably consent to the exclusive jurisdiction of, and venue in, the federal courts sitting in Salt Lake County, State of Utah or King County, State of Washington, with the applicable jurisdiction and venue for any particular dispute dependent upon the state in which the defendant resides.

                            [SIGNATURE PAGE FOLLOWS.]

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     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as the date first written above.

                                        JENSON SERVICES, INC.


Dated:                                  By
       ------------------------------      -------------------------------------
                                        Its
                                            ------------------------------------

Dated:
       ------------------------------   ----------------------------------------
                                        Craig Carpenter


                                        SOURCE ENERGY CORPORATION


Dated:                                  By
       ------------------------------      -------------------------------------
                                           Craig Carpenter, President


                                        VISTA.COM, INC.


Dated:                                  By
       ------------------------------      -------------------------------------
                                           John R. Wall, Chief Executive Officer

     BY SIGNING BELOW, I ACKNOWLEDGE THAT I HAVE READ AND UNDERSTOOD THIS INDEMNIFICATION AGREEMENT AND HAVE BEEN ENCOURAGED TO RETAIN SEPARATE COUNSEL.


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Spouse of Craig Carpenter